Securities and Exchange Commission
Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

310 Holdings, Inc.
(Exact Name of registrant as Specified in its Charter)

NEVADA	20-4924000
(State of Incorporation or Organization)	(IRS Employee Identification No.)

9903 Santa Monica Boulevard, Suite 406, Beverly Hills, California	90212
(Address of principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-139231.

Securities to be registered pursuant to Section 12(b) of the act:

None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock ($0.001 par value)

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. Description of Registrant’s Securities to be Registered.

Furnish the information required by Item 202 of Regulation S-K or Item 202 of Regulation S-B.

(This description is contained in Registrant’s Registration Statement on Form SB-2/A as declared effective by the Securities and Exchange Commission on January 30, 2007 [SEC File Number 333-139231)

ITEM 2. Exhibits.

3.	Articles of Incorporation & By-Laws(1)

a) Articles of Incorporation (1)

b) Bylaws (1)

(1)	Previously filed as an Exhibit to 310 Holdings, Inc.’s registration statement on Form SB-2 filed with the Securities and Exchange Commission on December 12, 2006.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

February 2, 2007

310 Holdings, Inc. (Registrant)

By:	/s/ Nicole Wright
Nicole Wright
President & CEO